Revenue	12 Months Ended
Dec. 31, 2015
Organization, Consolidation and Presentation of Financial Statements [Abstract]
Revenue
4.	Revenue

General

The Company has not generated revenue from product sales. The Company has generated revenue pursuant to (i) license and collaboration agreements, which include upfront payments for licenses or options to obtain licenses, payments for research and development services and milestone payments, and (ii) government grants.

	Years ended December 31,
	2015	2014
License fees	$—	$473,039
Research and development services	5,593	876,619
Milestone payments	2,538,698	3,184,988
Government grants	369,200	830,408
Other Revenues	18,440	—

Total Revenue	$2,931,931	$5,365,054

Revenue from two collaboration partners and from one government grant exceeded 10% of total revenue, amounting to $2.0 million, $0.5 million and $0.4 million, respectively, in the year ended December 31, 2015. Revenue from two collaboration partners and from one government grant exceeded 10% of total revenue, amounting to $3.0 million, $1.4 million and $0.7 million, respectively, in the year ended December 31, 2014.

Collaborations and Other Agreements

Daiichi Sankyo Co., Ltd.

In May 2011, Pieris granted an exclusive, worldwide license for the research, development and commercialization of drug candidates identified by the Company for targets selected by Daiichi Sankyo Co., Ltd. (“Daiichi Sankyo”) pursuant to an agreement with Daiichi Sankyo. Under this agreement Pieris will use its proprietary Anticalin® scaffold technology to identify drug candidates against certain selected targets, with further development and commercialization performed by Daiichi Sankyo.

Daiichi Sankyo has agreed to pay various upfront payments for certain research programs, payments for services provided by Pieris in conjunction with the research programs and certain milestone payments as development milestones are achieved. During the years ended December 31, 2015 and 2014, Pieris recorded revenue of $2.0 million and $3.0 million, respectively. The revenues recorded during the year ended December 31, 2015 were associated with achieving certain milestones within a research program. The revenues recorded during the year ended December 31, 2014 were associated with recognizing the final component of the upfront payment. Pieris provided various services in connection with the ongoing research programs as well as achieved development milestones during the years ended December 31, 2014.

The milestone payments in 2015 and 2014 are based on successful in vitro and in vivo studies and for the initiation on a toxicity study in non-human primates. The milestones could not be achieved solely upon the passage of time. For revenue recognition purposes, management determined these milestones to be substantive in accordance with applicable accounting guidance related to milestone revenue. Substantive uncertainty existed at the inception of the arrangements as to whether the milestones would be achieved because of the numerous variables, such as the high rate of failure inherent in research and development activities and the uncertainty involved with obtaining regulatory approval. Therefore, each of the milestone payments were recognized in their entirety as revenues during the respective years ended December 31, 2015 and 2014 in which they were received.

Pieris is entitled to receive potential milestone payments of $89.1 million, plus royalties on the commercial sales of any commercial products. The total milestones are categorized as follows: research milestones—$2.6 million; development milestones—$36.5 million; commercial milestones—$49.1 million; additional diagnostic milestones of $0.9 million.

Sanofi-Aventis and Sanofi-Pasteur

In September 2010, the Company entered into an agreement with Sanofi-Aventis and Sanofi Pasteur (“Sanofi”), under which the Company agreed to apply its proprietary Anticalin® technology to identify drug candidates against certain targets selected by Sanofi, with further development and commercialization performed by Sanofi. The agreement included the initial identification of two targets by Sanofi, with options to select up to four additional targets. For any targets selected by Sanofi, the Company granted an exclusive, worldwide license for the research, development and commercialization of drug candidates identified by the Company. In addition to the two initial targets selected by Sanofi, Sanofi exercised one of the four options and received a license. The remaining three options expired unexercised.

Sanofi has agreed to pay various upfront payments for certain research programs, payments for services provided by Pieris in conjunction with the research programs and certain milestone payments as development milestones are achieved. During the years ended December 31, 2015 and 2014, Pieris recorded revenue of $0.5 million and $1.4 million, respectively. The revenues recorded during the year ended December 31, 2015 were associated with achieving a development milestone within a research program during the period. The revenues recorded during the year ended December 31, 2014 were associated with recognizing the final component of the upfront payment as well as Pieris providing various services in connection with the ongoing research programs including achieving development milestones during the period.

The milestone payments in 2014 result from a positive review of a broad range of in vitro, in vivo and chemistry, manufacturing and control (“CMC”) data. The milestone payment in 2015 result from Sanofi´s decision to continue advancing the tetraspecific Anticalin-based program for infectious disease. The milestones could not be achieved solely upon the passage of time. For revenue recognition purposes, management determined these milestones to be substantive in accordance with applicable accounting guidance related to milestone revenue. Substantive uncertainty existed at the inception of the arrangements as to whether the milestones would be achieved because of the numerous variables, such as the high rate of failure inherent in research and development activities and the uncertainty involved with obtaining regulatory approval. Therefore, each of the milestone payments were recognized in their entirety as revenues during the respective years ended December 31, 2015 and 2014 in which they were received.

The Company is entitled to receive milestone payments up to $50.4 million, plus royalties on the sales of any commercial products. The total milestones are categorized as follows: research milestones—$1.9 million; development milestones—$28.9 million; commercial milestones—$19.6 million.

F.Hoffmann-La Roche Ltd and Hoffmann- La Roche Inc.

On December 8, 2015 the Company entered into a Research Collaboration and License Agreement with F.Hoffmann- La Roche Ltd. and Hoffmann- La Roche Inc., collectively Roche, in cancer immune therapy for the research, development and commercialization of Anticalin-based drug candidates against a predefined, undisclosed target.

The parties will jointly pursue a preclinical research program with respect to the identification and generation of Anticalins that bind to a specific target for an expected period of 20 months, which may be extended under certain circumstances. Roche has the ability to continue exclusivity rights for up to an additional 5 years. During the research term of the agreement, Roche will fund the work to be performed by us pursuant to the research plan. Following the research program, Roche will be responsible for subsequent pre-clinical and clinical development of any product and will have worldwide commercialization rights.

Unless earlier terminated, the term of the agreement continues until no royalty or other payment obligations are or will become due under the agreement. The agreement may be terminated (i) by either party based on insolvency or breach by the other party and such insolvency proceeding is not dismissed or such breach is not cured within 90 days; or (ii) after 15 months from the effective date of the agreement, by Roche as a whole or on a product-by-product and/or country-by-country basis upon 90 days prior written notice before the first commercial sale of a product or upon 180 days prior written notice after the first commercial sale of a product. Roche may also, in its sole discretion, terminate the agreement upon a change of control of Pieris involving a company that develops or commercializes biopharmaceutical products.

Under the terms of the agreement Roche has agreed to pay an upfront payment of $6.5 million, which was received in January 2016, for the research program which will be recognized over the expected performance period, beginning on January 1, 2016. Roche also committed research funding, and the Company may receive development and regulatory-based milestone payments, sales-based milestone payments as well as mid-single-digit to low double-digit royalties on any future product sales. If all milestones and other conditions are met, the total consideration to us could surpass CHF 415 million ($415.7 million), excluding royalties.

Other Collaborations

The Company has entered into several other research and collaboration agreements for which the Company could achieve future milestone payments up to $14.0 million. For revenue recognition purposes, management determined these milestones to be substantive in accordance with applicable accounting guidance related to milestone revenue. Substantive uncertainty existed at the inception of the arrangements as to whether the milestones would be achieved because of the numerous variables, such as the high rate of failure inherent in research and development activities and the uncertainty involved with obtaining regulatory approval. No milestones or other revenues related to these agreements were recognized during the years ended December 31, 2015 and 2014, respectively.

Government Grants

BioCluster m4

In 2011 Pieris applied for a government grant from the German Federal Ministry for Education and Research for the project “Spitzencluster m4, Cooperation personalized medicine: ‘Preclinical development of PRS-110 an Anticalin® targeted against c-Met as a monovalent antagonist in the field of oncology (PM18).’” The funding rate amounts to 40% of the actual costs incurred, with an aggregate cap of $1.4 million for the approval period from February 1, 2012 to September 30, 2014. The amounts received are non-refundable, and the grant funds may only be claimed for costs incurred within the approval period.

The payments are received quarterly in arrears based on expenses already incurred. The Company recorded $8,654 and $0.1 million for the years ended December 31, 2015 and 2014, respectively, which was recorded as grant revenue.

Seventh Research Framework Program (“FP7”)—Collaborative Project “EUROCALIN—European consortium for antiCALINs as next generation high-affinity protein therapeutics” (“EUROCALIN”)

EUROCALIN is a program that started in August 2011 with the objective of developing and producing new high-affinity protein scaffolds for therapeutic use. The focus is on the development of non-immunoglobulin protein scaffolds as alternatives to antibodies and oligo-nucleotides. The grant involves a consortium of ten companies and universities in Europe and was initiated for a collaboration focused on attaining and completing initial clinical development of a novel Anticalin® therapeutic. The consortium is seeking to develop, manufacture and clinically test an Anticalin specific for hepcidin. The program is a small molecule enhancers (“SME”) targeted project, which is funded by the European Union (“EU”) in the amount of $7.3 million and also includes a respective funding rate of approximately 64% of the eligible costs occurred in connection with the research project. All payments received from the EU in connection with the grant are non-refundable. Under this grant agreement, Pieris is the coordinator. The EU has scheduled three tranches of payments. The first tranche (pre-financing) was received as of December 7, 2011 and the second tranche as of August 4, 2013. The third tranche was completed in November 2015 and is currently included in prepaid and other current assets on the consolidated balance sheet as the Company is awaiting final payment. Pieris, as the coordinator, receives all payments from the grant. The other members of the consortium are entitled to payments based on submission of invoices of eligible costs. Pieris pays the other members of the consortium based on the eligible costs. The Company owes the other member of the consortium an amount of $0.4 million and $0.3 million as of December 31, 2015 and 2014, respectively. Under this program the Company recognized $0.4 million and $0.7 million as revenue from grant during the years ended December 31, 2015 and 2014, respectively.

The following balance sheet items relate to the FP7 agreement:

	Years Ended December 31,
	2015	2014
Other current assets (receivables from FP7 grant)	$980,936	$857,489
Cash (restricted cash)	$17,302	$—
Accounts payable trade	$424,441	$325,864